SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                  Date of earliest event reported: October 8, 1997


                       AMERICAN CHAMPION ENTERTAINMENT, INC.
                       -------------------------------------
              (Exact name of registrant as specified in it charter)



        Delaware                   0-22833                     94-3261987
        --------                   -------                     ----------
(State of incorporation)         (Commission               (I.R.S. Employer
                                 File Number)            Identification Number)


           26203 Production Avenue, Suite 5, Hayward, California 94545
           -----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 782-8168
       -------------------------------------------------------------------






                             Exhibit Index at Page 4




















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

This Form 8-K/A-1 amends Items 4 and 7 of the Registrant's Current Report on Form 8-K as filed on October 14, 1997.


Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Effective October 8, 1997, the Board of Directors (the "Board") of American Champion Entertainment, Inc. (the "Registrant"), dismissed Moore Stephens, P.C. ("Moore Stephens"), and such firm will no longer be acting as the Registrant's principal accountant.

            Moore Stephens' report on the Registrant's financial statements dated February 5, 1997, the date of the Registrant's incorporation, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Moore Stephens' report on the financial statements for the past two years relating to America's Best Karate, predecessor to the Registrant ("ABK"), dated January 31, 1997, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles; however, such report did include a modification of the auditors' standard report, noting that certain factors raised substantial doubt about ABK's ability to continue as a going concern. During Registrant's and its predecessor's two most recent fiscal years and the interim period through October 8, 1997, there were no disagreements between Registrant or its predecessor and Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Moore Stephens, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

            Effective October 8, 1997, Registrant engaged Moss-Adams LLP as its principal accountant. Such engagement was approved by the Registrant's Board of Directors. During Registrant's two most recent fiscal years and any subsequent interim period through October 8, 1997, Registrant did not consult Moss-Adams LLP regarding the application of accounting principals to a specified transaction, the type of audit opinion that might be rendered on Registrant's financial statements or any matter that was the subject of disagreement or a reportable event.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibit is filed as part of this report:

               (c)   EXHIBITS.

                     16.1 Letter, dated October 17, 1997, re Change in Certifying Accountant.


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


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN CHAMPION ENTERTAINMENT, INC.



Date:  October 17, 1997           By: /s/ Anthony K. Chan
                                     ---------------------------------
                                           Anthony K. Chan
                                       Chief Executive Officer
                                            and President








































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



                                  Exhibit Index
                                  -------------


No.         Exhibit                                               Page
---         -------                                               ----

16.1        Letter, dated October 17, 1997, re Change               5
            in Certifying Accountant by Moore Stephens, P.C.












































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


                                                                 EXHIBIT 16.1

                              MOORE STEPHENS, P.C.
                         340 North Avenue East, Suite 6
                           Granford, N.J. 07016-2496



October 17, 1997


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:


          We have read and agree with the comments in Item 4 of Form 8-K/A-1 of American Champion Entertainment, Inc., dated October 17, 1997.



Yours truly,

/s/ Moore Stephens, P.C.






























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